Exhibit 99.2

PMA Capital Corporation
Statistical Supplement
Fourth Quarter - 2008

Table of Contents
Page
Consolidated Highlights:
Selected Financial Data - Fourth Quarter	1
Selected Financial Data - Full Year	2
Consolidated Statements of Operations - Per Share Data	3
Consolidated Statements of Operations - Fourth Quarter	5
Consolidated Statements of Operations - Full Year	6
Consolidated Balance Sheets	7
Assets and Liabilities of Discontinued Operations; Selected Balance Sheet Items - Fronting Arrangements;
Rollforward of Deferred Policy Acquisition Costs - PMA Insurance Group	8
Invested Assets and Net Investment Income; Debt	9

Segment Information:
Statements of Operations - Consolidating - Full Year	11 - 12
Statements of Operations - Consolidating - Fourth Quarter	13 - 14
Statements of Operations - PMA Insurance Group	15
Insurance Ratios - PMA Insurance Group	16
Components of Direct Premiums Written - PMA Insurance Group	17
Statements of Operations - Fee-based Business	18
Statements of Operations - Corporate & Other	19
Statements of Operations - Discontinued Operations	20

Operating Cash Flow Information:
Operating Cash Flows - Consolidated	21
Operating Cash Flows - PMA Insurance Group	22
Operating Cash Flows - Fee-based Business	23

Statutory Financial Information:
Statutory Surplus; Statutory Financial Information - PMA Pool	24

Other Information:
Industry Ratings and Market Information	25

Legend:
NM - Not Meaningful

Operating income, which we define as GAAP net income (loss) excluding net realized investment gains and losses and the results from discontinued operations, is the financial performance measure used by our management and Board of Directors to evaluate and assess the results of our businesses.  Net realized investment activity is excluded because (i) net realized investment gains and losses are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments and (ii) in many instances, decisions to buy and sell securities are made at the holding company level, and such decisions result in net realized gains and losses that do not relate to the operations of the individual segments.  Operating income does not replace net income (loss) as the GAAP measure of our consolidated results of operations.  See pages 1 and 2 for reconciliations of operating results by segment to GAAP net income (loss).

PMA Capital Corporation
Selected Financial Data
(Dollar Amounts in Thousands, Except Per Share Data)

	4th	1st	2nd	3rd	4th	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	4th
	2007	2008	2008	2008	2008	Quarter

Direct Premiums Written	$91,416	$140,431	$99,092	$148,193	$129,713	41.9%

Net Premiums Written	$71,189	$113,783	$79,146	$123,995	$97,313	36.7%

Revenues:
Net premiums earned	$93,617	$85,596	$102,920	$97,974	$103,727	10.8%
Claims service revenues	11,239	11,952	12,937	15,696	16,785	49.3%
Commission income	3,005	4,281	2,631	2,637	2,835	-5.7%
Net investment income	9,973	9,435	9,040	8,870	8,724	-12.5%
Net realized investment gains (losses)	566	3,518	(572)	(7,929)	259	-54.2%
Other revenues	168	146	2,214	125	356	NM
Total revenues	$118,568	$114,928	$129,170	$117,373	$132,686	11.9%

Major Components of Net Income (Loss):
Pre-tax operating income (loss) by segment:
PMA Insurance Group	$7,614	$13,619	$11,341	$13,325	$8,428	10.7%
Fee-based Business	1,669	2,186	1,201	1,929	1,889	13.2%
Corporate & Other	(5,003)	(5,011)	(5,424)	(5,319)	(4,897)	2.1%
Pre-tax operating income	4,280	10,794	7,118	9,935	5,420	26.6%
Income tax expense	1,464	3,811	2,535	3,530	1,854	26.6%
After-tax operating income	2,816	6,983	4,583	6,405	3,566	26.6%
Net realized investment gains (losses) after tax	368	2,287	(372)	(5,154)	168	-54.3%
Income from continuing operations	3,184	9,270	4,211	1,251	3,734	17.3%
Loss from discontinued operations after tax	(40,746)	(2,439)	(188)	(2,310)	(7,840)	80.8%
Net income (loss)	$(37,562)	$6,831	$4,023	$(1,059)	$(4,106)	89.1%

Diluted Earnings (Loss) Per Share:
After-tax operating income	$0.09	$0.22	$0.14	$0.20	$0.11	22.2%
Realized gains (losses) after tax	0.01	0.07	(0.01)	(0.16)	0.01	0.0%
Income from continuing operations	0.10	0.29	0.13	0.04	0.12	20.0%
Loss from discontinued operations after tax	(1.27)	(0.08)	-	(0.07)	(0.25)	80.3%
Net income (loss)	$(1.17)	$0.21	$0.13	$(0.03)	$(0.13)	88.9%

Capitalization:
Debt	$131,262	$129,790	$129,790	$129,380	$129,380	-1.4%
Shareholders' equity excluding FAS 115 unrealized gain (loss)	374,603	381,255	387,761	380,107	365,547	-2.4%
Total capitalization excluding FAS 115 unrealized gain (loss)	505,865	511,045	517,551	509,487	494,927	-2.2%
FAS 115 unrealized gain (loss)	3,981	2,464	(7,166)	(22,113)	(20,891)	NM
Total capitalization including FAS 115 unrealized gain (loss)	$509,846	$513,509	$510,385	$487,374	$474,036	-7.0%

Book Value Per Share:
Excluding FAS 115 unrealized gain (loss)	$11.79	$12.00	$12.14	$11.89	$11.44	-3.0%
Including FAS 115 unrealized gain (loss)	$11.92	$12.08	$11.92	$11.20	$10.78	-9.6%

Debt to Total Capital:
Excluding FAS 115 unrealized gain (loss)	25.9%	25.4%	25.1%	25.4%	26.1%	0.8%
Including FAS 115 unrealized gain (loss)	25.7%	25.3%	25.4%	26.5%	27.3%	6.2%

Interest Coverage:
Income from continuing operations before interest and income taxes to interest expense	2.62	6.14	3.44	1.73	3.12	19.1%

Operating income from continuing operations before interest and income taxes to interest expense	2.43	4.87	3.65	4.63	3.03	24.7%

PMA Capital Corporation
Selected Financial Data
(Dollar Amounts in Thousands, Except Per Share Data)

	Twelve	Twelve	% Change
	Months	Months	Twelve
	2008	2007	Months

Direct Premiums Written	$517,429	$509,696	1.5%

Net Premiums Written	$414,237	$394,698	5.0%

Revenues:
Net premiums earned	$390,217	$378,243	3.2%
Claims service revenues	57,370	34,034	68.6%
Commission income	12,384	3,005	NM
Net investment income	36,069	39,592	-8.9%
Net realized investment gains (losses)	(4,724)	563	NM
Other revenues	2,841	340	NM
Total revenues	$494,157	$455,777	8.4%

Major Components of Net Income (Loss):
Pre-tax operating income (loss) by segment:
PMA Insurance Group	$46,713	$38,045	22.8%
Fee-based Business	7,205	3,724	93.5%
Corporate & Other	(20,651)	(19,564)	-5.6%
Pre-tax operating income	33,267	22,205	49.8%
Income tax expense	11,730	7,822	50.0%
After-tax operating income	21,537	14,383	49.7%
Net realized investment gains (losses) after tax	(3,071)	366	NM
Income from continuing operations	18,466	14,749	25.2%
Loss from discontinued operations after tax	(12,777)	(57,277)	77.7%
Net income (loss)	$5,689	$(42,528)	NM

Diluted Earnings (Loss) Per Share:
After-tax operating income	$0.67	$0.44	52.3%
Realized gains (losses) after tax	(0.09)	0.01	NM
Income from continuing operations	0.58	0.45	28.9%
Loss from discontinued operations after tax	(0.40)	(1.76)	77.3%
Net income (loss)	$0.18	$(1.31)	NM

PMA Capital Corporation
Consolidated Statements of Operations - Per Share Data

	4th	1st	2nd	3rd	4th	Twelve	Twelve
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2007	2008	2008	2008	2008	2008	2007

Diluted Earnings (Loss) Per Share:

Pre-tax operating income	$0.13	$0.34	$0.22	$0.31	$0.17	$1.04	$0.68

After-tax operating income	$0.09	$0.22	$0.14	$0.20	$0.11	$0.67	$0.44

Income from continuing operations	$0.10	$0.29	$0.13	$0.04	$0.12	$0.58	$0.45

Loss from discontinued operations after tax	(1.27)	(0.08)	-	(0.07)	(0.25)	(0.40)	(1.76)

Net income (loss)	$(1.17)	$0.21	$0.13	$(0.03)	$(0.13)	$0.18	$(1.31)

Diluted weighted average common
shares outstanding	32,079,673	31,942,896	32,132,576	32,200,554	31,968,555	32,038,781	32,578,025

Dividends declared:
Class A Common Stock	$-	$-	$-	$-	$-	$-	$-

Actual common shares issued
and outstanding	31,761,106	31,765,817	31,940,651	31,965,806	31,965,806	31,965,806	31,761,106

Class A Common Stock prices:
High	$10.69	$9.14	$10.23	$12.00	$9.47	$12.00	$11.40
Low	$8.05	$7.45	$8.24	$8.00	$3.46	$3.46	$8.05
Close	$8.22	$8.54	$9.21	$8.82	$7.08	$7.08	$8.22

This Page Intentionally Left Blank

PMA Capital Corporation
Consolidated Statements of Operations
(Dollar Amounts in Thousands)

	4th	1st	2nd	3rd	4th	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	4th
	2007	2008	2008	2008	2008	Quarter

Gross Premiums Written	$94,914	$143,541	$101,659	$151,498	$132,217	39.3%

Net Premiums Written	$71,189	$113,783	$79,146	$123,995	$97,313	36.7%

Revenues:
Net premiums earned	$93,617	$85,596	$102,920	$97,974	$103,727	10.8%
Claims service revenues	11,239	11,952	12,937	15,696	16,785	49.3%
Commission income	3,005	4,281	2,631	2,637	2,835	-5.7%
Net investment income	9,973	9,435	9,040	8,870	8,724	-12.5%
Net realized investment gains (losses)	566	3,518	(572)	(7,929)	259	-54.2%
Other revenues	168	146	2,214	125	356	NM
Total revenues	118,568	114,928	129,170	117,373	132,686	11.9%

Expenses:
Losses and loss adjustment expenses	66,152	59,922	71,572	68,660	70,671	6.8%
Acquisition expenses	18,027	14,692	19,524	15,898	16,521	-8.4%
Operating expenses	24,629	22,333	27,347	26,906	34,379	39.6%
Dividends to policyholders	1,916	882	1,493	1,169	2,762	44.2%
Interest expense	2,998	2,787	2,688	2,734	2,674	-10.8%
Total losses and expenses	113,722	100,616	122,624	115,367	127,007	11.7%

Pre-tax income	4,846	14,312	6,546	2,006	5,679	17.2%

Income tax expense (benefit):
Current	(321)	-	151	765	(211)	34.3%
Deferred	1,983	5,042	2,184	(10)	2,156	8.7%

Total income tax expense	1,662	5,042	2,335	755	1,945	17.0%

Income from continuing operations	3,184	9,270	4,211	1,251	3,734	17.3%

Loss from discontinued operations after tax	(40,746)	(2,439)	(188)	(2,310)	(7,840)	80.8%

Net income (loss)	$(37,562)	$6,831	$4,023	$(1,059)	$(4,106)	89.1%

Pre-tax operating income from continuing operations	$4,280	$10,794	$7,118	$9,935	$5,420	26.6%

After-tax operating income from continuing operations	$2,816	$6,983	$4,583	$6,405	$3,566	26.6%

PMA Capital Corporation
Consolidated Statements of Operations
(Dollar Amounts in Thousands)

	Twelve	Twelve	% Change
	Months	Months	Twelve
	2008	2007	Months

Gross Premiums Written	$528,915	$524,172	0.9%

Net Premiums Written	$414,237	$394,698	5.0%

Revenues:
Net premiums earned	$390,217	$378,243	3.2%
Claims service revenues	57,370	34,034	68.6%
Commission income	12,384	3,005	NM
Net investment income	36,069	39,592	-8.9%
Net realized investment gains (losses)	(4,724)	563	NM
Other revenues	2,841	340	NM
Total revenues	494,157	455,777	8.4%

Expenses:
Losses and loss adjustment expenses	270,825	263,199	2.9%
Acquisition expenses	66,635	73,747	-9.6%
Operating expenses	110,965	76,541	45.0%
Dividends to policyholders	6,306	7,790	-19.1%
Interest expense	10,883	11,732	-7.2%
Total losses and expenses	465,614	433,009	7.5%

Pre-tax income	28,543	22,768	25.4%

Income tax expense:
Current	705	416	69.5%
Deferred	9,372	7,603	23.3%

Total income tax expense	10,077	8,019	25.7%

Income from continuing operations	18,466	14,749	25.2%

Loss from discontinued operations after tax	(12,777)	(57,277)	77.7%

Net income (loss)	$5,689	$(42,528)	NM

Pre-tax operating income from continuing operations	$33,267	$22,205	49.8%

After-tax operating income from continuing operations	$21,537	$14,383	49.7%

PMA Capital Corporation
Consolidated Balance Sheets
(Dollar Amounts in Thousands)

	4th	1st	2nd	3rd	4th
	Quarter	Quarter	Quarter	Quarter	Quarter
	2007	2008	2008	2008	2008

Assets:
Investments in fixed maturities available for sale	$728,725	$719,570	$730,466	$701,738	$719,048
Short-term investments	78,426	78,086	59,785	88,358	42,949
Total investments	807,151	797,656	790,251	790,096	761,997

Cash	15,828	14,552	10,557	12,502	10,501
Accrued investment income	5,768	5,462	5,762	6,104	6,513
Premiums receivable	222,140	239,783	215,030	226,709	235,893
Reinsurance receivables	795,938	818,789	817,182	824,512	826,126
Prepaid reinsurance premiums	32,361	28,977	21,414	23,051	29,579
Deferred income taxes, net	118,857	116,342	117,983	131,132	138,514
Deferred acquisition costs	37,404	42,547	38,739	43,317	40,938
Funds held by reinsureds	42,418	44,622	46,980	49,292	51,754
Intangible assets	22,779	22,589	30,013	30,518	30,348
Other assets	105,341	115,255	125,533	152,327	126,890
Assets of discontinued operations	375,656	348,921	317,189	309,607	243,663
Total assets	$2,581,641	$2,595,495	$2,536,633	$2,599,167	$2,502,716

Liabilities:
Unpaid losses and loss adjustment expenses	$1,212,956	$1,227,287	$1,240,224	$1,247,069	$1,242,258
Unearned premiums	226,178	250,981	219,643	247,302	247,415
Debt	131,262	129,790	129,790	129,380	129,380
Accounts payable, accrued expenses
and other liabilities	195,895	191,029	193,342	247,196	216,266
Reinsurance funds held and balances payable	39,324	39,287	31,947	34,185	44,177
Dividends to policyholders	5,839	5,845	5,459	5,150	6,862
Liabilities of discontinued operations	391,603	367,557	335,633	330,891	271,702
Total liabilities	2,203,057	2,211,776	2,156,038	2,241,173	2,158,060

Shareholders' Equity:
Class A Common Stock	171,090	171,090	171,090	171,090	171,090
Additional paid-in capital	111,088	111,588	111,754	112,427	112,921
Retained earnings	136,627	143,418	145,638	144,286	140,184
Accumulated other comprehensive loss	(6,663)	(8,917)	(17,743)	(40,149)	(49,876)
Treasury stock, at cost	(33,558)	(33,460)	(30,144)	(29,660)	(29,663)
Total shareholders' equity	378,584	383,719	380,595	357,994	344,656
Total liabilities and shareholders' equity	$2,581,641	$2,595,495	$2,536,633	$2,599,167	$2,502,716

PMA Capital Corporation
Assets and Liabilities of Discontinued Operations
(Dollar Amounts in Thousands)

	4th	1st	2nd	3rd	4th
	Quarter	Quarter	Quarter	Quarter	Quarter
	2007	2008	2008	2008	2008

Assets
Investments	$219,678	$186,466	$172,732	$160,240	$146,033
Cash	5,665	10,305	726	692	1,371
Reinsurance receivables	150,097	144,994	136,212	134,133	94,956
Other assets	216	7,156	7,519	14,542	1,303
Assets of discontinued operations	$375,656	$348,921	$317,189	$309,607	$243,663

Liabilities
Unpaid losses and loss adjustment expenses	$339,077	$317,165	$289,190	$281,386	$247,442
Other liabilities	52,526	50,392	46,443	49,505	24,260
Liabilities of discontinued operations	$391,603	$367,557	$335,633	$330,891	$271,702

PMA Capital Corporation
Selected Balance Sheet Items - Fronting Arrangements
(Dollar Amounts in Thousands)

	4th	1st	2nd	3rd	4th
	Quarter	Quarter	Quarter	Quarter	Quarter
	2007	2008	2008	2008	2008

Assets
Premiums receivable	$27,847	$22,714	$11,145	$8,087	$25,796
Reinsurance receivables	30,377	37,711	42,691	44,668	47,280
Prepaid reinsurance premiums	22,665	16,956	8,513	5,020	16,048
Deferred acquisition costs	254	189	61	79	748
Other assets	7,332	7,285	6,234	6,315	6,723

Liabilities
Unpaid losses and loss adjustment expenses	$30,978	$38,739	$44,078	$46,301	$49,494
Unearned premiums	24,413	18,500	9,555	5,845	19,667
Reinsurance funds held and balances payable	21,333	16,510	8,047	6,126	20,965
Other liabilities	11,511	11,564	8,586	7,459	10,116

PMA Capital Corporation
Rollforward of Deferred Policy Acquisition Costs - PMA Insurance Group
(Dollar Amounts in Thousands)

	4th	1st	2nd	3rd	4th
	Quarter	Quarter	Quarter	Quarter	Quarter
	2007	2008	2008	2008	2008

Balance Sheet
Balance, beginning of period	$42,626	$37,404	$42,547	$38,739	$43,317

Policy acquisition costs deferred	12,805	19,835	15,729	20,501	14,170
Amortization of policy acquisition costs	(18,027)	(14,692)	(19,537)	(15,923)	(16,549)
Net change	(5,222)	5,143	(3,808)	4,578	(2,379)

Balance, end of period	$37,404	$42,547	$38,739	$43,317	$40,938

PMA Capital Corporation
Invested Assets and Net Investment Income
(Dollar Amounts in Thousands)

	4th	1st	2nd	3rd	4th	Twelve	Twelve
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2007	2008	2008	2008	2008	2008	2007

Total Investments & Cash
As reported	$822,979	$812,208	$800,808	$802,598	$772,498	$772,498	$822,979
Less:
Unrealized gain (loss) on
fixed maturities available for sale	6,138	4,024	(10,663)	(33,148)	(30,758)	(30,758)	6,138
Total adjusted investments & cash	$816,841	$808,184	$811,471	$835,746	$803,256	$803,256	$816,841

Net Investment Income
As reported	$9,973	$9,435	$9,040	$8,870	$8,724	$36,069	$39,592
Less:
Interest on funds held	(676)	(506)	(558)	(616)	(479)	(2,159)	(2,194)
Total adjusted investment income	$10,649	$9,941	$9,598	$9,486	$9,203	$38,228	$41,786

Yield
As reported	4.88%	4.62%	4.48%	4.43%	4.43%	4.50%	4.88%
Investment portfolio	5.22%	4.89%	4.74%	4.61%	4.49%	4.69%	5.12%

Duration (in years)	3.7	3.8	3.8	3.6	3.2	3.2	3.7

PMA Capital Corporation
Debt
(Dollar Amounts in Thousands)

		Amount
		Outstanding	Maturity
Junior subordinated debt [1]		$64,435	2033 - 2037
8.50% senior notes		54,900	2018
Surplus notes [2]		10,000	2035
4.25% convertible debt		45	2022[3]
Total long-term debt		$129,380

[1]	Weighted average interest rate on junior subordinated debt is 5.94% as of December 31, 2008.
[2]	Interest rate on surplus notes is 7.69% as of December 31, 2008.
[3]
Holders of this debt, at their option, may require us to repurchase all or a portion of their debentures on September 30, 2010, 2012 and 2017. This debt may be converted at any time, at the holder's option, at a current price of $16.368 per share.

This Page Intentionally Left Blank

PMA Capital Corporation
Statements of Operations - Consolidating
Year Ended December 31, 2008
(Dollar Amounts in Thousands)

	PMA
	Insurance	Fee-based	Corporate
	Group	Business	& Other[1]	Consolidated

Gross Premiums Written	$529,409	$-	$(494)	$528,915

Net Premiums Written	$414,731	$-	$(494)	$414,237

Revenues:
Net premiums earned	$390,711	$-	$(494)	$390,217
Claims service revenues	-	58,301	(931)	57,370
Commission income	-	12,435	(51)	12,384
Net investment income	35,431	540	98	36,069
Other revenues	2,138	334	369	2,841
Total operating revenues	428,280	71,610	(1,009)	498,881

Losses and Expenses:
Losses and loss adjustment expenses	270,825	-	-	270,825
Acquisition expenses	66,701	-	(66)	66,635
Operating expenses	36,946	64,405	9,614	110,965
Dividends to policyholders	6,306	-	-	6,306
Total losses and expenses	380,778	64,405	9,548	454,731

Operating income (loss) before income taxes
and interest expense	47,502	7,205	(10,557)	44,150

Interest expense	789	-	10,094	10,883

Pre-tax operating income (loss)	$46,713	$7,205	$(20,651)	33,267

Net realized investment losses				(4,724)

Pre-tax income				$28,543

[1]	Corporate & Other includes the effect of eliminating transactions between the operating segments.

PMA Capital Corporation
Statements of Operations - Consolidating
Year Ended December 31, 2007
(Dollar Amounts in Thousands)

	PMA
	Insurance	Fee-based	Corporate
	Group	Business	& Other[1]	Consolidated

Gross Premiums Written	$524,799	$-	$(627)	$524,172

Net Premiums Written	$395,325	$-	$(627)	$394,698

Revenues:
Net premiums earned	$378,870	$-	$(627)	$378,243
Claims service revenues	-	34,034	-	34,034
Commission income	-	3,005	-	3,005
Net investment income	37,936	972	684	39,592
Other revenues	-	113	227	340
Total operating revenues	416,806	38,124	284	455,214

Losses and Expenses:
Losses and loss adjustment expenses	263,199	-	-	263,199
Acquisition expenses	73,747	-	-	73,747
Operating expenses	33,024	34,400	9,117	76,541
Dividends to policyholders	7,790	-	-	7,790
Total losses and expenses	377,760	34,400	9,117	421,277

Operating income (loss) before income taxes
and interest expense	39,046	3,724	(8,833)	33,937

Interest expense	1,001	-	10,731	11,732

Pre-tax operating income (loss)	$38,045	$3,724	$(19,564)	22,205

Net realized investment gains				563

Pre-tax income				$22,768

[1]	Corporate & Other includes the effect of eliminating transactions between the operating segments.

PMA Capital Corporation
Statements of Operations - Consolidating
Three Months Ended December 31, 2008
(Dollar Amounts in Thousands)

	PMA
	Insurance	Fee-based	Corporate
	Group	Business	& Other[1]	Consolidated

Gross Premiums Written	$132,340	$-	$(123)	$132,217

Net Premiums Written	$97,436	$-	$(123)	$97,313

Revenues:
Net premiums earned	$103,850	$-	$(123)	$103,727
Claims service revenues	-	17,029	(244)	16,785
Commission income	-	2,848	(13)	2,835
Net investment income	8,613	143	(32)	8,724
Other revenues	18	59	279	356
Total operating revenues	112,481	20,079	(133)	132,427

Losses and Expenses:
Losses and loss adjustment expenses	70,671	-	-	70,671
Acquisition expenses	16,549	-	(28)	16,521
Operating expenses	13,875	18,190	2,314	34,379
Dividends to policyholders	2,762	-	-	2,762
Total losses and expenses	103,857	18,190	2,286	124,333

Operating income (loss) before income taxes
and interest expense	8,624	1,889	(2,419)	8,094

Interest expense	196	-	2,478	2,674

Pre-tax operating income (loss)	$8,428	$1,889	$(4,897)	5,420

Net realized investment gains				259

Pre-tax income				$5,679

[1]	Corporate & Other includes the effect of eliminating transactions between the operating segments.

PMA Capital Corporation
Statements of Operations - Consolidating
Three Months Ended December 31, 2007
(Dollar Amounts in Thousands)

	PMA
	Insurance	Fee-based	Corporate
	Group	Business	& Other[1]	Consolidated

Gross Premiums Written	$95,070	$-	$(156)	$94,914

Net Premiums Written	$71,345	$-	$(156)	$71,189

Revenues:
Net premiums earned	$93,773	$-	$(156)	$93,617
Claims service revenues	-	11,239	-	11,239
Commission income	-	3,005	-	3,005
Net investment income	9,406	435	132	9,973
Other revenues	-	113	55	168
Total operating revenues	103,179	14,792	31	118,002

Losses and Expenses:
Losses and loss adjustment expenses	66,152	-	-	66,152
Acquisition expenses	18,027	-	-	18,027
Operating expenses	9,223	13,123	2,283	24,629
Dividends to policyholders	1,916	-	-	1,916
Total losses and expenses	95,318	13,123	2,283	110,724

Operating income (loss) before income taxes
and interest expense	7,861	1,669	(2,252)	7,278

Interest expense	247	-	2,751	2,998

Pre-tax operating income (loss)	$7,614	$1,669	$(5,003)	4,280

Net realized investment gains				566

Pre-tax income				$4,846

[1]	Corporate & Other includes the effect of eliminating transactions between the operating segments.

PMA Capital Corporation
Statements of Operations - PMA Insurance Group
(Dollar Amounts in Thousands)

	4th	1st	2nd	3rd	4th	Twelve	Twelve	% Change	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months	4th	Twelve
	2007	2008	2008	2008	2008	2008	2007	Quarter	Months

Gross Premiums Written	$95,070	$143,663	$101,786	$151,620	$132,340	$529,409	$524,799	39.2%	0.9%

Net Premiums Written	$71,345	$113,905	$79,273	$124,117	$97,436	$414,731	$395,325	36.6%	4.9%

Revenues:
Net premiums earned	$93,773	$85,718	$103,047	$98,096	$103,850	$390,711	$378,870	10.7%	3.1%
Net investment income	9,406	9,099	8,943	8,776	8,613	35,431	37,936	-8.4%	-6.6%
Other revenues	-	-	2,120	-	18	2,138	-	NM	NM
Total operating revenues	103,179	94,817	114,110	106,872	112,481	428,280	416,806	9.0%	2.8%

Losses and Expenses:
Losses and loss adjustment expenses	66,152	59,922	71,572	68,660	70,671	270,825	263,199	6.8%	2.9%
Acquisition expenses	18,027	14,692	19,537	15,923	16,549	66,701	73,747	-8.2%	-9.6%
Operating expenses	9,223	5,488	9,979	7,604	13,875	36,946	33,024	50.4%	11.9%
Dividends to policyholders	1,916	882	1,493	1,169	2,762	6,306	7,790	44.2%	-19.1%
Total losses and expenses	95,318	80,984	102,581	93,356	103,857	380,778	377,760	9.0%	0.8%

Operating income before income taxes
and interest expense	7,861	13,833	11,529	13,516	8,624	47,502	39,046	9.7%	21.7%

Interest expense	247	214	188	191	196	789	1,001	-20.6%	-21.2%

Pre-tax operating income	$7,614	$13,619	$11,341	$13,325	$8,428	$46,713	$38,045	10.7%	22.8%

PMA Capital Corporation
Insurance Ratios - PMA Insurance Group
	4th Quarter 2007	1st Quarter 2008	2nd Quarter 2008	3rd Quarter 2008	4th Quarter 2008	Twelve Months 2008	Twelve Months 2007	Point Chg. 4th Quarter Better (Worse)	Point Chg. Twelve Months Better (Worse)

Loss and LAE ratio	70.5%	69.9%	69.4%	70.0%	68.1%	69.3%	69.5%	2.4	0.2

Expense ratio:
Acquisition expenses	19.2%	17.1%	19.0%	16.2%	15.9%	17.1%	19.4%	3.3	2.3
Operating expenses	9.9%	6.5%	9.7%	7.8%	13.3%	9.5%	8.7%	(3.4)	(0.8)
Total expense ratio	29.1%	23.6%	28.7%	24.0%	29.2%	26.6%	28.1%	(0.1)	1.5

Policyholders' dividend ratio	2.0%	1.0%	1.4%	1.2%	2.7%	1.6%	2.1%	(0.7)	0.5
Combined ratio	101.6%	94.5%	99.5%	95.2%	100.0%	97.5%	99.7%	1.6	2.2

Net investment income ratio	-10.0%	-10.6%	-8.7%	-8.9%	-8.3%	-9.1%	-10.0%	(1.7)	(0.9)
Operating ratio	91.6%	83.9%	90.8%	86.3%	91.7%	88.4%	89.7%	(0.1)	1.3

PMA Capital Corporation
Components of Direct Premiums Written - PMA Insurance Group
(Dollar Amounts in Thousands)

	1st	2nd	3rd	4th	Twelve
	Quarter	Quarter	Quarter	Quarter	Months
	2006	2006	2006	2006	2006

Direct premium production	$127,138	$92,932	$126,858	$78,751	$425,679
Fronting premiums	-	-	2,086	12,704	14,790
Premium adjustments	435	(498)	(1,452)	(7,327)	(8,842)
Direct premiums written	$127,573	$92,434	$127,492	$84,128	$431,627

	1st	2nd	3rd	4th	Twelve
	Quarter	Quarter	Quarter	Quarter	Months
	2007	2007	2007	2007	2007

Direct premium production	$143,389	$96,316	$137,144	$83,103	$459,952
Fronting premiums	18,401	14,936	13,707	12,796	59,840
Premium adjustments	(859)	(134)	(4,149)	(4,327)	(9,469)
Direct premiums written	$160,931	$111,118	$146,702	$91,572	$510,323

	1st	2nd	3rd	4th	Twelve
	Quarter	Quarter	Quarter	Quarter	Months
	2008	2008	2008	2008	2008

Direct premium production	$146,608	$96,736	$150,547	$112,296	$506,187
Fronting premiums	8,143	2,113	2,776	21,800	34,832
Premium adjustments	(14,198)	370	(5,008)	(4,261)	(23,097)
Direct premiums written	$140,553	$99,219	$148,315	$129,835	$517,922

PMA Capital Corporation
Statements of Operations - Fee-based Business [1]
(Dollar Amounts in Thousands)

	4th	1st	2nd	3rd	4th	Twelve	Twelve	% Change	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months	4th	Twelve
	2007	2008	2008	2008	2008	2008	2007	Quarter	Months

Revenues:
Claims service revenues	$11,239	$12,108	$13,213	$15,951	$17,029	$58,301	$34,034	51.5%	71.3%
Commission income	3,005	4,281	2,644	2,662	2,848	12,435	3,005	-5.2%	NM
Net investment income	435	161	118	118	143	540	972	-67.1%	-44.4%
Other revenues	113	102	82	91	59	334	113	-47.8%	NM
Total operating revenues	14,792	16,652	16,057	18,822	20,079	71,610	38,124	35.7%	87.8%

Expenses:
Operating expenses	13,123	14,466	14,856	16,893	18,190	64,405	34,400	38.6%	87.2%
Total expenses	13,123	14,466	14,856	16,893	18,190	64,405	34,400	38.6%	87.2%

Pre-tax operating income	$1,669	$2,186	$1,201	$1,929	$1,889	$7,205	$3,724	13.2%	93.5%

[1]	Beginning in the third quarter of 2008, the operating results for this segment also include those of PMA Management Corp. of New England, which was acquired by the Company on June 30, 2008.

PMA Capital Corporation
Statements of Operations - Corporate & Other
(Dollar Amounts in Thousands)

	4th	1st	2nd	3rd	4th	Twelve	Twelve	% Change	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months	4th	Twelve
	2007	2008	2008	2008	2008	2008	2007	Quarter	Months

Gross Premiums Written	$(156)	$(122)	$(127)	$(122)	$(123)	$(494)	$(627)	21.2%	21.2%

Net Premiums Written	$(156)	$(122)	$(127)	$(122)	$(123)	$(494)	$(627)	21.2%	21.2%

Revenues:
Net premiums earned	$(156)	$(122)	$(127)	$(122)	$(123)	$(494)	$(627)	21.2%	21.2%
Claims service revenues	-	(156)	(276)	(255)	(244)	(931)	-	NM	NM
Commission income	-	-	(13)	(25)	(13)	(51)	-	NM	NM
Net investment income	132	175	(21)	(24)	(32)	98	684	NM	-85.7%
Other revenues	55	44	12	34	279	369	227	NM	62.6%
Total operating revenues	31	(59)	(425)	(392)	(133)	(1,009)	284	NM	NM

Expenses:
Acquisition expenses	-	-	(13)	(25)	(28)	(66)	-	NM	NM
Operating expenses	2,283	2,379	2,512	2,409	2,314	9,614	9,117	1.4%	5.5%
Total expenses	2,283	2,379	2,499	2,384	2,286	9,548	9,117	0.1%	4.7%

Operating loss before income
taxes and interest expense	(2,252)	(2,438)	(2,924)	(2,776)	(2,419)	(10,557)	(8,833)	-7.4%	-19.5%

Interest expense	2,751	2,573	2,500	2,543	2,478	10,094	10,731	-9.9%	-5.9%

Pre-tax operating loss	$(5,003)	$(5,011)	$(5,424)	$(5,319)	$(4,897)	$(20,651)	$(19,564)	2.1%	-5.6%

PMA Capital Corporation
Statements of Operations - Discontinued Operations
(Dollar Amounts in Thousands)

	4th	1st	2nd	3rd	4th	Twelve	Twelve	% Change	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months	4th	Twelve
	2007	2008	2008	2008	2008	2008	2007	Quarter	Months

Gross Premiums Written	$(301)	$2,331	$(214)	$417	$3	$2,537	$4,803	NM	-47.2%

Net Premiums Written	$680	$2,439	$(227)	$167	$2	$2,381	$5,385	-99.7%	-55.8%

Revenues:
Net premiums earned	$656	$1,026	$11	$517	$145	$1,699	$3,471	-77.9%	-51.1%
Net investment income	60	128	(451)	(663)	1,546	560	2,844	NM	-80.3%
Total operating revenues	716	1,154	(440)	(146)	1,691	2,259	6,315	NM	-64.2%

Losses and Expenses:
Losses and loss adjustment expenses	274	9,280	550	10,201	4,226	24,257	24,013	NM	1.0%
Acquisition expenses	239	85	168	(146)	339	446	891	41.8%	-49.9%
Operating expenses	2,111	2,782	1,952	2,054	2,228	9,016	7,507	5.5%	20.1%
Impairment charge / valuation adjustment	61,482	(6,480)	(3,550)	(8,594)	8,722	(9,902)	61,482	-85.8%	NM
Total losses and expenses	64,106	5,667	(880)	3,515	15,515	23,817	93,893	-75.8%	-74.6%

Pre-tax operating income (loss) from discontinued operations	(63,390)	(4,513)	440	(3,661)	(13,824)	(21,558)	(87,578)	78.2%	75.4%

Income tax expense (benefit)	(22,187)	(1,580)	154	(1,281)	(4,838)	(7,545)	(30,653)	78.2%	75.4%

After-tax operating income (loss) from discontinued operations	(41,203)	(2,933)	286	(2,380)	(8,986)	(14,013)	(56,925)	78.2%	75.4%

Realized gains (losses) after tax	457	494	(474)	70	1,146	1,236	(352)	NM	NM

Loss from discontinued operations	$(40,746)	$(2,439)	$(188)	$(2,310)	$(7,840)	$(12,777)	$(57,277)	80.8%	77.7%

Note: The net results from discontinued operations are reported as a separate line item below "Income from continuing operations" in the consolidated statements of operations.

PMA Capital Corporation
Operating Cash Flows - Consolidated
(Dollar Amounts in Thousands)

	4th		1st	2nd	3rd	4th	Twelve	Twelve
	Quarter		Quarter	Quarter	Quarter	Quarter	Months	Months
	2007		2008	2008	2008	2008	2008	2007

Receipts:
Premiums collected	$95,709		$93,222	$94,883	$112,274	$96,678	$397,057	$375,149
Claims service, commissions and other revenues	19,473		14,097	16,180	22,643	16,251	69,171	42,205
Investment income received	10,730		10,623	9,418	9,688	9,172	38,901	41,820
Total receipts	125,912		117,942	120,481	144,605	122,101	505,129	459,174

Disbursements:
Losses and LAE paid:
Losses and LAE paid - current year	24,466		4,991	17,075	25,618	30,952	78,636	64,780
Losses and LAE paid - prior years	34,968		61,577	54,638	46,851	41,207	204,273	210,418
Total losses and LAE paid	59,434		66,568	71,713	72,469	72,159	282,909	275,198
Operating expenses paid	36,995		44,966	43,369	43,785	37,866	169,986	135,398
Commissions and premiums paid	7,792		922	2,117	3,387	580	7,006	7,792
Policyholders' dividends paid	791		1,138	1,882	1,663	1,592	6,275	3,858
Interest on corporate debt	3,396		2,926	2,680	2,700	2,645	10,951	11,812
Total disbursements	108,408		116,520	121,761	124,004	114,842	477,127	434,058

Net other	793		(5,637)	12,080	(6,158)	(691)	(406)	(5,468)

Net operating cash flows from continuing operations	18,297		(4,215)	10,800	14,443	6,568	27,596	19,648
Net operating cash flows from discontinued operations	143,177	[1]	(31,345)	(23,228)	(13,236)	(20,948)	(88,757)	67,180	[1]
Net operating cash flows	$161,474		$(35,560)	$(12,428)	$1,207	$(14,380)	$(61,161)	$86,828

[1]	Includes $172 million received for commutation of adverse development cover reinsurance.

PMA Capital Corporation
Operating Cash Flows - PMA Insurance Group
(Dollar Amounts in Thousands)

	4th	1st	2nd	3rd	4th	Twelve	Twelve
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2007	2008	2008	2008	2008	2008	2007

Receipts:
Premiums collected	$95,709	$93,222	$94,883	$112,274	$96,678	$397,057	$375,149
Investment income received	10,292	10,462	9,300	9,570	9,029	38,361	40,845
Total receipts	106,001	103,684	104,183	121,844	105,707	435,418	415,994

Disbursements:
Losses and LAE paid:
Losses and LAE paid - current year	24,466	4,991	17,075	25,618	30,952	78,636	64,780
Losses and LAE paid - prior years	34,968	61,577	54,638	46,851	41,207	204,273	210,418
Total losses and LAE paid	59,434	66,568	71,713	72,469	72,159	282,909	275,198
Operating expenses paid	22,146	32,454	28,756	26,531	23,391	111,132	99,144
Policyholders' dividends paid	791	1,138	1,882	1,663	1,592	6,275	3,858
Interest on corporate debt	252	245	186	192	185	808	1,000
Total disbursements	82,623	100,405	102,537	100,855	97,327	401,124	379,200

Net other	(15,631)	(3,412)	10,964	(6,659)	(18,635)	(17,742)	(31,460)

Net operating cash flows	$7,747	$(133)	$12,610	$14,330	$(10,255)	$16,552	$5,334

PMA Capital Corporation
Operating Cash Flows - Fee-based Business [1]
(Dollar Amounts in Thousands)

	4th	1st	2nd	3rd	4th	Twelve	Twelve
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2007	2008	2008	2008	2008	2008	2007

Receipts:
Claims service, commissions and other revenues	$19,473	$14,097	$16,180	$22,643	$16,251	$69,171	$42,205
Investment income received	438	161	118	118	143	540	975
Total receipts	19,911	14,258	16,298	22,761	16,394	69,711	43,180

Disbursements:
Operating expenses paid	14,849	12,512	14,613	17,254	14,475	58,854	36,254
Commissions and premiums paid	7,792	922	2,117	3,387	580	7,006	7,792
Total disbursements	22,641	13,434	16,730	20,641	15,055	65,860	44,046

Net other	(48)	977	(3,003)	970	3,850	2,794	(3,629)

Net operating cash flows	$(2,778)	$1,801	$(3,435)	$3,090	$5,189	$6,645	$(4,495)

[1]	Beginning in the third quarter of 2008, the operating cash flows for this segment also include those of PMA Management Corp. of New England, which was acquired by the Company on June 30, 2008.

PMA Capital Corporation
Statutory Surplus
(Dollar Amounts in Thousands)

	4th	1st	2nd	3rd	4th
	Quarter	Quarter	Quarter	Quarter	Quarter
	2007	2008	2008	2008	2008[1]

PMA Pool [2]	$335,394	$343,582	$352,096	$336,368	$332,915
PMA Capital Insurance Company	47,580	41,099	37,838	26,143	34,468

PMA Capital Corporation
Statutory Financial Information - PMA Pool [2]
(Dollar Amounts in Thousands)

	4th	1st	2nd	3rd	4th	Twelve	Twelve
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2007	2008	2008	2008	2008[1]	2008[1]	2007

Net Premiums Written:
Workers' Compensation	$64,477	$103,018	$71,998	$107,446	$87,722	$370,184	$352,644
Other Commercial Lines	6,139	10,805	9,079	8,692	8,154	36,730	33,656
Total - PMA Pool	$70,616	$113,823	$81,077	$116,138	$95,876	$406,914	$386,300

Statutory Ratios:
Loss and LAE ratio	70.4%	69.6%	69.5%	69.4%	67.7%	69.0%	70.0%
Underwriting expense ratio	34.6%	20.3%	32.1%	22.1%	26.9%	24.8%	26.9%
Policyholders' dividend ratio	2.1%	1.4%	1.5%	1.4%	3.3%	1.9%	1.4%
Combined ratio	107.1%	91.3%	103.1%	92.9%	97.9%	95.7%	98.3%
Operating ratio	97.2%	80.7%	94.4%	84.0%	89.5%	86.6%	88.6%

[1]	Estimated.
[2]	The PMA Pool is comprised of Pennsylvania Manufacturers' Association Insurance Company, Manufacturers Alliance Insurance Company and Pennsylvania Manufacturers Indemnity Company.

PMA Capital Corporation
Industry Ratings and Market Information

Transfer Agent and Registrar:	Inquiries:
American Stock Transfer & Trust Company	William E. Hitselberger
Shareholder Relations	Chief Financial Officer
59 Maiden Lane – Plaza Level	610.397.5083
New York, NY 10038	email: bhitselberger@pmacapital.com
www.amstock.com
Investor Relations
Phone Inquiries:	610.397.5298
800.937.5449	email: investorrelations@pmacapital.com

Email Inquiries:	Company Website:
info@amstock.com	www.pmacapital.com

Securities Listing:
The Corporation's Class A Common Stock is listed
on the NASDAQ Stock Market®. It trades under
the stock symbol: PMACA.

Financial Strength Ratings (as of 2/18/2009):

	A.M. Best	Fitch	Moody's
PMA Pool [1]	A- (4th of 16)	BBB+ (8th of 21)	Baa3 (10th of 21)
PMA Capital Insurance Company [2]	C++ (9th of 16)	NR [3]	B1 (14th of 21)

[1] The PMA Pool is comprised of Pennsylvania Manufacturers' Association Insurance Company, Manufacturers Alliance Insurance Company and Pennsylvania Manufacturers Indemnity Company.
[2]  In November 2003, we announced our decision to withdraw from the reinsurance business previously served by PMA Capital Insurance Company.  The reinsurance business is in run-off.  On April 1, 2008, we announced that we executed a definitive stock purchase agreement to sell our Run-off Operations to Armour Reinsurance Group Limited. The closing of the sale and transfer of ownership are currently pending approval by the Pennsylvania Insurance Department.

[3] NR - Not Rated.